Components Of Vehicle Depreciation And Lease Charges (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Vehicle Depreciation and Lease Charges, Net [Line Items]
Depreciation expense	$ 1,840	$ 1,678	$ 1,438
Lease charges	163	139	130
Gain on sale of vehicles, net	(7)	(6)	(97)
Vehicle depreciation and lease charges, net	1,996	1,811	1,471
Accounts Payable, Other, Current	222	260	284
Receivables due from former subsidiaries	$ 352	$ 378	$ 439